Prospectus supplement	March 12, 2013

Putnam Capital Spectrum Fund
Prospectus dated August 30, 2012

The first sentence in the sub-section Investments in the section Investments, risks and performance pertaining to Putnam Capital Spectrum Fund is replaced with the following:

Investments

We invest a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged U.S. companies of any size that we believe have favorable investment potential.

Putnam Equity Spectrum Fund
Prospectus dated August 30, 2012

The first sentence in the sub-section Investments in the section Investments, risks and performance pertaining to Putnam Equity Spectrum Fund is replaced with the following:

Investments

We invest a majority of the fund’s assets in equity securities of leveraged U.S. companies of any size, including both growth and value stocks, that we believe have favorable investment potential.

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